UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 2, 2005
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.01
EX-99.02

Item 7.01 Regulation FD Disclosure
     Robert D. Walter, Chairman and Chief Executive Officer of Cardinal Health, Inc. (the “Company”), will address shareholders at the Company’s 2005 Annual Meeting of Shareholders on Wednesday, November 2 at 2:00 p.m. local time. The Company is furnishing Mr. Walter’s slide presentation (the “Walter Slide Presentation”) for the Annual Meeting of Shareholders as Exhibit 99.01 to this report. Furnished as Exhibit 99.02 to this report is the GAAP/Non-GAAP reconciliation for the Walter Slide Presentation.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.01	Walter Slide Presentation furnished under this report.

99.02	GAAP/Non-GAAP Reconciliation for Walter Slide Presentation furnished under this report.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: November 2, 2005	By:	/s/ Jeffrey W. Henderson
		Name:	Jeffrey W. Henderson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.01	Walter Slide Presentation furnished under this report.

99.02	GAAP/Non-GAAP Reconciliation for Walter Slide Presentation furnished under this report.